1 Transformative Individual Retirement Variable Annuity Transaction June 26, 2025

2 Note regarding forward looking & non-GAAP financial measures Cautionary Statement Regarding Forward-Looking Information Certain statements in this presentation and other publicly available documents may include statements of historical or present fact, which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as “expects,” “believes,” “anticipates,” “intends,” “seeks,” “aims,” “plans,” “assumes,” “estimates,” “projects,” “is optimistic,” “targets," “should,” “would,” “could,” “may,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Also, forward-looking statements include, without limitation, all matters that are not historical facts. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Corebridge. There can be no assurance that future developments affecting Corebridge will be those anticipated by management. Any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. You are advised, however, to consult any further disclosures we make on related subjects in our filings with the Securities and Exchange Commission ("SEC"). Unless specifically noted otherwise, forward-looking projections are based on our financial statements as filed with the SEC in our quarterly report on Form 10-Q for the quarter ended March 31, 2025. Any forward-looking statements included herein are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected or implied in such forward-looking statements. A number of important factors, including, without limitation, the risks and uncertainties discussed in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2024 and our Quarterly Reports on Form 10-Q, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Use of Non-GAAP Financial Measures Throughout this presentation, we present our financial condition and results of operations in the way we believe will be most meaningful and representative of our business results. Some of the measurements we use are ‘‘Non-GAAP financial measures’’ under SEC rules and regulations. We believe presentation of these non-GAAP financial measures allows for a deeper understanding of the profitability drivers of our business, results of operations, financial condition and liquidity. These measures should be considered supplementary to our results of operations and financial condition that are presented in accordance with GAAP and should not be viewed as a substitute for GAAP measures. The non-GAAP financial measures we present may not be comparable to similarly named measures reported by other companies.

3 Transformative transaction strategically repositions Corebridge 1. As of March 31, 2025 2. $2.8 billion represents the ceding commission and capital release on a pre-tax basis without giving effect to transaction related expenses. The transaction multiple is calculated by dividing $2.8 billion by approximately $300 million of estimated individual variable annuity after-tax operating earnings ("AATOI") that will be foregone for 2026 (and the impact is expected to decrease materially over the next few years). 3. Realization of transaction value is subject to regulatory approvals, market conditions and customary purchase price adjustments, the macroeconomic portion of which has been hedged by Corebridge 4. Excludes New York state Achieves full exit of Individual Retirement variable annuity financial risk • Transfers $51B1 of account value – 100% of inforce business • Monetizes an undervalued book of business with a decreasing financial contribution to Corebridge Creates significant value upside for shareholders • $2.8B valuation reflecting ~9-10x forward operating earnings2 – materially above current multiple • Accelerates Corebridge’s capital management objectives by generating $2.1B net distributable proceeds3 ‒ Expect to return substantial majority via share repurchases with remainder to support organic growth • Board approved $2B increase to share repurchase authorization Reaffirming attractive financial targets while reducing risk • Expect to continue to deliver on key financial objectives • Exit portfolio of complex liabilities with historically volatile earnings profile Ongoing business portfolio remains well-diversified • Diversified business model supported by higher multiple business lines that are aligned with customer demand • Inforce reinsurance transaction is paired with forward flow arrangement to continue product offering4 Transformative Transaction That Delivers Significant Shareholder Value & Repositions Corebridge

Creates significant value upside for shareholders



Transaction value reflects ~9-10x 2026-2027E earnings ($B) [1, 2]
Represents ~12% of our market capitalization
$2.2
$0.5
$2.8
($0.6)
$2.1
Ceding Commission [3]
Statutory Capital Released
Transaction Value
Taxes & Related Items
After-Tax Proceeds

Expect to return substantial majority via share repurchases with remainder to support organic growth

Note: Rounding may apply

1. Transaction value and proceeds subject to regulatory approvals, market conditions and purchase price adjustment, the macroeconomic portion of which has been hedged by Corebridge
2. $2.8 billion represents the ceding commission and capital release on a pre-tax basis without giving effect to transaction related expenses. The transaction multiple is calculated by dividing $2.8 billion by approximately $300 million of AATOI that will be foregone for 2026 (and the impact is expected to decrease materially over the next few years)
3. Ceding commission is net of the impact of the hedge related to the macroeconomic portion of the purchase price adjustment

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5 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2021 2022 2023 2024 2025 Reaffirming attractive financial targets, while reducing risk Increase earnings growth 10-15% long-term p.a. run rate EPS growth Enhance profitability 12-14% run rate ROAE Maintain balance sheet strength >400% Life Fleet RBC Ratio Drive shareholder value 60–65% payout ratio Reaffirming compelling financial objectives… 1. Presented on a pre-tax basis net of changes in fair value of related derivative hedging instruments (146) (21) 44 (54) 125 305 (179) (199) (6) (149) 7 (61) (204) 12 (51) (16) 49 Reduces intrinsic risk: • Eliminates the most complex liability in our portfolio • Lessens the cost and operational complexity associated with a complex hedging program • Reduces various sources of risk including tail risk, policyholder behavior risk and operational risk … While reducing risk Reduces net income volatility:1 2 Changes in variable annuity market risk benefits ($M)1

6 Ongoing business portfolio remains well-diversified FA 18% FIA / RILA 16% VA 17% In-Plan 16% Out-of- Plan 9% Trad. 3% Universal 5% GICs 5% PRT 6% Other 4% $304B Net GAAP Insurance Liabilities as of 3/31/25 Institutional Markets Life Insurance Group Retirement Individual Retirement FA 22% FIA / RILA 20% In-Plan 20% Out-of- Plan 11% Trad. 4% Universal 6% GICs 6% PRT 8% Other 5% $251B Net GAAP Insurance Liabilities as of 3/31/25 Institutional Markets Life Insurance Group Retirement Individual Retirement Pre-Transaction Post-Transaction Diversified business model supported by higher multiple products that are aligned with customer demand No Variable Annuities Note: Percentages may not sum to 100% due to rounding

Transaction overview

Transaction summary	• Reinsurance of 100% of Individual Retirement variable annuities ($51B of account value) issued by American General Life insurance Company "(AGL") and United States Life Insurance Company in the City of New York ("USL") – Divestiture of SunAmerica Asset Management, LLC ("SAAMCo"), the variable annuity fund investment advisor, through a legal entity sale • Flow agreement to reinsure all newly issued variable annuity business in continued support of key distribution relationships[1] • Reinsurance to Venerable, a highly experienced reinsurer with significant variable annuity expertise • Corebridge to continue to administer and service reinsured policies
Value received	• $2.8B of value received, reflecting ~9-10x forward operating earnings[2] – Transaction delivers ~$2.2B ceding commission (including purchase price for SAAMCo) and ~$0.5B release of capital – No seller financing • Distributable proceeds of $2.1B, net of taxes and related items – Subject to regulatory approvals, market conditions and purchase price adjustment, the macroeconomic portion of which has been hedged by Corebridge
Transaction structure	• Valuable counterparty protections including comfort trusts with defined investment guidelines and over-collateralization requirements, a protective hedging arrangement with daily top-ups, holding company guarantee and ongoing monitoring and reporting
Timing / approvals	• Expected closing of AGL reinsurance in 3Q'25 and USL reinsurance and SAAMCo sale in 4Q'25 • Subject to customary closing conditions, including regulatory approvals

1. Excludes New York state
2. $2.8 billion represents the ceding commission and capital release on a pre-tax basis without giving effect to transaction related expenses. The transaction multiple is calculated by dividing $2.8 billion by approximately $300 million of estimated AATOI that will be foregone for 2026 (and the impact is expected to decrease materially over the next few years)

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8 Overview of financial impacts • Enhanced earnings growth profile given removal of variable annuity earnings headwind • Post-transaction, reduces impact of a 10% immediate change in the S&P 500 index on fee income net of advisory expense from $85M to $50M over a 12-month period • Foregone AATOI of an estimated ~$300M in 2026, is expected to decrease materially over the next few years given run-off profile of Individual Retirement Variable Annuity portfolio • Expected to be accretive to EPS on a pro forma basis following completion of the share repurchases associated with this transaction • Reduces a source of GAAP net income volatility Earnings Balance sheet • Over a 50 point increase to Life Fleet RBC ratio prior to any share repurchases • Expected to generate GAAP net loss at close (non-operating) from investment asset transfer and sales

9 Key takeaways Achieves full exit of Individual Retirement variable annuity financial risk Creates significant value upside for shareholders Reaffirming attractive financial targets while reducing risk Ongoing business portfolio remains well-diversified Transformative Transaction That Delivers Significant Shareholder Value & Repositions Corebridge

10 Appendix

Transaction structure


Corebridge Financial (NYSE: CRBG)
Delaware
ACG Life Insurance Company
Missouri
The United States Life Insurance Company in the City of New York ("USL")
New York
Account Value: ~$4B
American General Life Insurance Company ("AGL")
Texas
Account Value: ~$47B
SunAmerica Asset Management, LLC ("SAAMCo")
Delaware
1
Inforce Reinsurance
Coinsurance for general account (~$5B) / modco for separate account (~$46B)
2
Flow Reinsurance
100% quota share reinsurance for new business written by AGL
3
Legal Entity Sale
Sale of investment advisor
Venerable

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